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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 4, 2006
                                                         ---------------

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                        0-51584             04-3510455
           --------                        -------             ----------
(State or other jurisdiction of           (Commission         (IRS Employer
         incorporation)                   File Number)      Identification No.)

         24 North Street, Pittsfield, Massachusetts               01201
         ------------------------------------------               -----
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                EXPLANATORY NOTE

THIS FORM 8-K/A IS BEING FILED TO CORRECT THE REPORTED EFFECTIVE DATE OF THE RETIREMENT OF TWO DIRECTORS AND THE ELECTION OF ONE DIRECTOR AS DESCRIBED UNDER
ITEM 5.02 OF THE COMPANY'S FORM 8-K FILED ON OCTOBER 5, 2006.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

        On October 4, 2006, the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank (the "Bank"), announced the appointment of David E. Phelps as a member of the Boards of Directors of both the Company and the Bank effective October 4, 2006. Mr. Phelps has been appointed to the Audit Committee of both the Company and Bank.

        Also on October 4, 2006, the Company announced the retirement of Robert
A. Wells and Ann H. Trabulsi from the Boards of Directors of the Company and the Bank, effective October 4, 2006.

        A copy of the press release announcing the director appointment and retirements is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

       (a)  Financial Statements of Businesses Acquired: Not applicable

       (b)  Pro Forma Financial Information: Not applicable

       (c)  Shell Company Transactions: Not applicable

       (d)  Exhibits

            Number        Description
            ------        -----------

            99.1          Press Release Dated October 4, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BERKSHIRE HILLS BANCORP, INC.


Dated:  October 6, 2006            By: /s/ Wayne F. Patenaude
                                       -----------------------------------------
                                       Wayne F. Patenaude
                                       Senior Vice President and Chief Financial
                                       Officer